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                                                               EXHIBIT 23.4

                       INDEPENDENT AUDITORS' CONSENT

  We consent to the use in this Pre-Effective Amendment No. 1 to Registration Statement No. 333-43598 on Form S-1 of InfoSpace, Inc. (formerly InfoSpace.com, Inc.) of our report dated May 10, 2000 (relating to the financial statements of Saraide, Inc. presented separately herein), appearing in the Prospectus, which is part of such Registration Statement, and to the reference to us under the heading "Experts" in such Prospectus.

                                          /s/ Deloitte & Touche LLP

San Jose, California

August 30, 2000